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                                                                 EXHIBIT 10.10.3

                                    AMFM INC.

                             SECOND AMENDMENT TO THE
                        AMFM INC. 1999 STOCK OPTION PLAN

         THIS SECOND AMENDMENT TO THE AMFM INC. 1999 STOCK OPTION PLAN (this "Amendment") is made and adopted by AMFM Inc., a Delaware corporation (the "Company"), effective as of March 31, 2000.

                                    RECITALS

         WHEREAS, in contemplation of the consummation of the merger (the "Clear Channel Merger") of CCU Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Clear Channel Communications, Inc., a Texas corporation, with and into the Company, the Board of Directors of the Company approved this Amendment to amend the terms and provisions of the AMFM Inc. 1999 Stock Option Plan, as amended (the "Plan"); and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Plan.

                                    AMENDMENT

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 11 of the Plan is amended and restated in its entirety to read as follows:

                  11. Assignment or Transfer. Except as provided in this Section 11, during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or by the optionee's legal representative in the event that a legal representative has been appointed in connection with the Disability of the optionee.

                           a. Transfer of ISOs. ISOs are not transferrable by an optionee other than by will or the laws of descent and distribution.

                           b.       Transfer of Non Qualified Options.

                                    (i)  Permitted Transferees. The Committee
                                         may, in its sole discretion, permit an
                                         optionee to transfer all or any portion
                                         of a Non Qualified Option, or authorize
                                         all or a portion of any Non Qualified
                                         Option to be granted to an optionee to
                                         be on terms which permit transfer by
                                         such optionee, to any other Person (a
                                         "Permitted Transferee"), including
                                         pursuant to domestic relations orders
                                         entered or approved by a court of
                                         competent jurisdiction upon delivery to
                                         the Company of


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                                         written notice of such transfer and a
                                         certified copy of such order; provided
                                         that subsequent transfers of Non
                                         Qualified Options transferred as
                                         provided above shall be prohibited
                                         except subsequent transfers back to the
                                         original optionee.

                                    (ii) Other Transfers and Exercise Rights.
                                         Except as expressly permitted by
                                         Section 11(b)(i), Non Qualified Options
                                         requiring exercise shall not be
                                         transferable other than by will or the
                                         laws of descent and distribution. In
                                         the event that a legal representative
                                         has been appointed in connection with
                                         the Disability of an optionee, the
                                         optionee's options may be exercised by
                                         the legal representative.

                                    (iv) Effect of Transfer. Following the
                                         transfer of any Non Qualified Option as
                                         contemplated by Sections 11(b)(i) and
                                         11(b)(ii), (A) such Non Qualified
                                         Option shall continue to be subject to
                                         the same terms and conditions as were
                                         applicable immediately prior to
                                         transfer, provided that the term
                                         "optionee" shall be deemed to refer to
                                         the Permitted Transferee or the estate
                                         or heirs of a deceased optionee, as
                                         applicable, to the extent appropriate
                                         to enable the optionee to exercise the
                                         transferred Non Qualified Option in
                                         accordance with the terms of this Plan
                                         and applicable law, (B) the provisions
                                         of subsections 6(e) through (h) (or, in
                                         the case of Value Options, subsections
                                         7(f) through (i)) hereof shall continue
                                         to be applied with respect to the
                                         original optionee and, following the
                                         occurrence of any such events described
                                         therein the Non Qualified Options shall
                                         be exercisable by the Permitted
                                         Transferee, the recipient under a
                                         domestic relations order, or the estate
                                         or heirs of a deceased optionee, as
                                         applicable, only to the extent and for
                                         the periods specified in subsections
                                         6(e) through (h) (or, in the case of
                                         Value Options, subsections 7(f) through
                                         (i)), and (C) in the discretion of the
                                         Committee, all voting control in the
                                         Common Stock transferred pursuant to
                                         the exercise of Non Qualified Options
                                         shall be retained in the original
                                         optionee.

                           c. Procedures and Restrictions. Any optionee desiring to transfer an Option as permitted under Section 11(a) or 11(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable tax and securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

         2. Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.


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         IN WITNESS WHEREOF, the Company, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.

                                         AMFM INC.


                                         By:         /s/ W. Schuyler Hansen
                                                  ------------------------------
                                         Name:    W. Schuyler Hansen
                                         Title:   Senior Vice President and
                                                  Chief Accounting Officer



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